                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                               415,055.29
        Available Funds:
              Contract Payments due and received in this period                                                        5,770,095.01
              Contract Payments due in prior period(s) and received in this period                                       362,822.46
              Contract Payments received in this period for next period                                                  205,035.54
              Sales, Use and Property Tax, Maintenance, Late Charges                                                     144,575.21
              Prepayment Amounts related to early termination in this period                                             912,128.66
              Servicer Advance                                                                                           701,890.46
              Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
              Transfer from Reserve Account                                                                                7,129.08
              Interest earned on Collection Account                                                                        5,976.44
              Interest earned on Affiliated Account                                                                        1,500.87
              Proceeds from repurchase of Contracts per Contribution and Servicing
              Agreement Section 5.03                                                                                           0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                                                                    0.00
              Amounts paid under insurance policies                                                                            0.00
              Any other amounts                                                                                                0.00

                                                                                                                    ----------------
        Total Available Funds                                                                                          8,526,209.02
        Less: Amounts to be Retained in Collection Account                                                               409,868.25
                                                                                                                    ----------------
        AMOUNT TO BE DISTRIBUTED                                                                                       8,116,340.77
                                                                                                                    ================

        DISTRIBUTION OF FUNDS:
              1.   To Trustee -  Fees                                                                                          0.00
              2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            362,822.46
              3.   To Noteholders (For Servicer Report immediately following the Final
                   Additional Closing Date)

                        a) Class A1 Principal and Interest                                                                     0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest                         5,602,459.99
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest                           353,168.75
                        a) Class A4 Principal (distributed after A3 Note matures) and Interest                           518,751.20
                        b) Class B Principal and Interest                                                                111,466.67
                        c) Class C Principal and Interest                                                                223,370.57
                        d) Class D Principal and Interest                                                                151,123.46
                        e) Class E Principal and Interest                                                                204,658.12

              4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
              5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   142,868.29
                        b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  184,556.15
                        c) Reserve Account Distribution (Provided no Restricting or Amortization
                           Event in effect)                                                                                7,129.08
              6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                   Other Amounts                                                                                         152,052.52
              7.   To Servicer, Servicing Fee and other Servicing Compensations                                          101,913.51
                                                                                                                    ----------------
        TOTAL FUNDS DISTRIBUTED                                                                                        8,116,340.77
                                                                                                                    ================

                                                                                                                    ----------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting
        Event Funds (if any)}                                                                                            409,868.25
                                                                                                                    ================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $4,876,395.87
         - Add Investment Earnings                                                                                         7,129.08
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
         - Less Distribution to Certificate Account                                                                        7,129.08
                                                                                                                    ----------------
End of period balance                                                                                                 $4,876,395.87
                                                                                                                    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $4,876,395.87
                                                                                                                    ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                                                          205,476,922.81
                  Pool B                                                                           33,678,517.33
                                                                                             --------------------
                                                                                                                     239,155,440.14
Class A Overdue Interest, if any                                                                            0.00
Class A Monthly Interest - Pool A                                                                     911,515.05
Class A Monthly Interest - Pool B                                                                     149,401.08

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  4,498,512.61
Class A Monthly Principal - Pool B                                                                    914,951.20
                                                                                             --------------------
                                                                                                                       5,413,463.81
Ending Principal Balance of the Class A Notes
                  Pool A                                                                          200,978,410.20
                  Pool B                                                                           32,763,566.13
                                                                                             --------------------   ----------------
                                                                                                                     233,741,976.33
                                                                                                                    ================

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $286,080,000     Original Face $286,080,000           Balance Factor
$        3.708460              $               18.922902                 81.705109%
------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                                                                  0.00
                  Class A2                                                                         49,475,440.14
                  Class A3                                                                         82,500,000.00
                  Class A4                                                                        107,180,000.00

                                                                                             --------------------

Class A Monthly Interest                                                                                             239,155,440.14
                  Class A1 (Actual Number Days/360)                                                         0.00
                  Class A2                                                                            188,996.18
                  Class A3                                                                            353,168.75
                  Class A4                                                                            518,751.20

                                                                                             --------------------

Class A Monthly Principal
                  Class A1                                                                                  0.00
                  Class A2                                                                          5,413,463.81
                  Class A3                                                                                  0.00
                  Class A4                                                                                  0.00

                                                                                             --------------------
                                                                                                                       5,413,463.81
Ending Principal Balance of the Class A Notes
                  Class A1                                                                                  0.00
                  Class A2                                                                         44,061,976.33
                  Class A3                                                                         82,500,000.00
                  Class A4                                                                        107,180,000.00

                                                                                             --------------------   ----------------
                                                                                                                     233,741,976.33
                                                                                                                    ================

Class A2
------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $55,000,000      Original Face $55,000,000            Balance Factor
$        3.436294              $               98.426615                 80.112684%
------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                            Pool A                                                                  3,505,059.36
                            Pool B                                                                    574,493.73
                                                                                             --------------------
                                                                                                                       4,079,553.09

        Class B Overdue Interest, if any                                                                    0.00
        Class B Monthly Interest - Pool A                                                              16,429.97
        Class B Monthly Interest - Pool B                                                               2,692.94
        Class B Overdue Principal, if any                                                                   0.00
        Class B Monthly Principal - Pool A                                                             76,736.37
        Class B Monthly Principal - Pool B                                                             15,607.39
                                                                                             --------------------
                                                                                                                          92,343.76
        Ending Principal Balance of the Class B Notes
                            Pool A                                                                  3,428,322.99
                            Pool B                                                                    558,886.34
                                                                                             --------------------   ----------------
                                                                                                                       3,987,209.33
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $4,880,000   Original Face $4,880,000        Balance Factor
$          3.918629        $             18.922902               81.705109%
----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                            Pool A                                                                  7,002,936.24
                            Pool B                                                                  1,147,810.21
                                                                                             --------------------
                                                                                                                       8,150,746.45

        Class C Overdue Interest, if any                                                                    0.00
        Class C Monthly Interest - Pool A                                                              33,398.17
        Class C Monthly Interest - Pool B                                                               5,474.10
        Class C Overdue Principal, if any                                                                   0.00
        Class C Monthly Principal - Pool A                                                            153,315.50
        Class C Monthly Principal - Pool B                                                             31,182.80
                                                                                             --------------------
                                                                                                                         184,498.30
        Ending Principal Balance of the Class C Notes
                            Pool A                                                                  6,849,620.74
                            Pool B                                                                  1,116,627.41
                                                                                             --------------------   ----------------
                                                                                                                       7,966,248.15
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $9,750,000   Original Face $9,750,000        Balance Factor
$          3.986899        $             18.922903               81.705109%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                            Pool A                                                                  4,668,624.14
                            Pool B                                                                    765,206.80
                                                                                             --------------------
                                                                                                                       5,433,830.94

        Class D Overdue Interest, if any                                                                    0.00
        Class D Monthly Interest - Pool A                                                              24,164.02
        Class D Monthly Interest - Pool B                                                               3,960.58
        Class D Overdue Principal, if any                                                                   0.00
        Class D Monthly Principal - Pool A                                                            102,210.33
        Class D Monthly Principal - Pool B                                                             20,788.53
                                                                                             --------------------
                                                                                                                         122,998.86
        Ending Principal Balance of the Class D Notes
                            Pool A                                                                  4,566,413.81
                            Pool B                                                                    744,418.27
                                                                                             --------------------   ----------------
                                                                                                                       5,310,832.08
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $6,500,000   Original Face $6,500,000        Balance Factor
$          4.326862        $             18.922902               81.705109%
----------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                            Pool A                                                                  5,839,371.44
                            Pool B                                                                    957,097.14
                                                                                             --------------------
                                                                                                                       6,796,468.58

        Class E Overdue Interest, if any                                                                    0.00
        Class E Monthly Interest - Pool A                                                              43,659.03
        Class E Monthly Interest - Pool B                                                               7,155.90
        Class E Overdue Principal, if any                                                                   0.00
        Class E Monthly Principal - Pool A                                                            127,841.54
        Class E Monthly Principal - Pool B                                                             26,001.65
                                                                                             --------------------
                                                                                                                         153,843.19
        Ending Principal Balance of the Class E Notes
                            Pool A                                                                  5,711,529.90
                            Pool B                                                                    931,095.49
                                                                                             --------------------   ----------------
                                                                                                                       6,642,625.39
                                                                                                                    ================

----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $8,130,000   Original Face $8,130,000        Balance Factor
$          6.250299        $             18.922902               81.705109%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                            Pool A                                                                  7,005,132.46
                            Pool B                                                                  1,148,170.17
                                                                                             --------------------
                                                                                                                       8,153,302.63

        Residual Interest - Pool A                                                                    119,362.97
        Residual Interest - Pool B                                                                     23,505.32
        Residual Principal - Pool A                                                                   153,363.58
        Residual Principal - Pool B                                                                    31,192.57
                                                                                             --------------------
                                                                                                                         184,556.15
        Ending Residual Principal Balance
                            Pool A                                                                  6,851,768.88
                            Pool B                                                                  1,116,977.60
                                                                                             --------------------
                                                                                                                    ----------------
                                                                                                                       7,968,746.48
                                                                                                                    ================

X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                101,913.51
         - Servicer Advances reimbursement                                                                               362,822.46
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               152,052.52
                                                                                                                    ----------------
        Total amounts due to Servicer                                                                                    616,788.49
                                                                                                                    ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
             at the beginning of the related Collection Period                                                       233,498,046.42

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             5,111,979.93

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                                 ----------------
             at the ending of the related Collection Period                                                          228,386,066.49
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                        4,212,595.54

              - Principal portion of Prepayment Amounts                                               899,384.39

              - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                       0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added
                     during Collection Period                                                               0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                             --------------------
                                  Total Decline in Aggregate Discounted Contract Balance            5,111,979.93
                                                                                             ====================

POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
             at the beginning of the related Collection Period                                                        38,271,295.38

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                 0.00

          Decline in Aggregate Discounted Contract Balance                                                             1,039,724.14

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                                 ----------------
             at the ending of the related Collection Period                                                           37,231,571.24
                                                                                                                    ================

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                       1,031,775.43

              - Principal portion of Prepayment Amounts                                                 7,948.71

              - Principal portion of Contracts repurchased under Indenture Agreement
                     Section 4.02                                                                           0.00

              - Aggregate Discounted Contract Balance of Contracts that have become
                     Defaulted Contracts during the Collection Period                                       0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added
                     during Collection Period                                                               0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                               0.00

                                                                                             --------------------
                                  Total Decline in Aggregate Discounted Contract Balance            1,039,724.14
                                                                                             ====================

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    265,617,637.73
                                                                                                                    ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                   Predecessor
                                                                          Discounted             Predecessor       Discounted
          Lease #       Lessee Name                                       Present Value          Lease #           Present Value
          --------------------------------------------------------        --------------         -----------       ----------------
                        NONE

                                                                          --------------                           ----------------
                                                           Totals:                $0.00                                      $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                         YES               NO     X
                                                                                                 --------          --------

          POOL B                                                                                                   Predecessor
                                                                          Discounted             Predecessor       Discounted
          Lease #       Lessee Name                                       Present Value          Lease #           Present Value
          --------------------------------------------------------        --------------         -----------       ----------------
                        NONE

                                                                          --------------                           ----------------
                                                           Totals:                $0.00                                      $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
             RATING AGENCY APPROVES)                                                                                         0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
          BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO     X
                                                                                                 ---------         --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                  Predecessor
                                                                          Discounted             Predecessor       Discounted
          Lease #    Lessee Name                                          Present Value          Lease #           Present Value
          --------------------------------------------------------        --------------         ------------      ----------------
          2707-201   Amber Networks, Inc.                                 $1,045,934.66             2041-203         $3,154,026.34
          2707-202   Amber Networks, Inc.                                   $491,545.72
          2708-201   Network Elements, Inc.                               $1,305,725.82
          2706-202   Coriolis Networks, Inc.                                 $90,653.94
          2706-207   Coriolis Networks, Inc.                                $215,544.48
                     Cash                                                     $4,621.72
          3271-002   Durham Diagnostic Imaging                            $2,317,472.63             2869-001         $2,037,442.62

                                                                          --------------                           ----------------
                                                           Totals:        $5,471,498.97                              $5,191,468.96

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
             CONTRACTS                                                                                                5,191,468.96
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
  PERIOD                                                                                         YES               NO     X
                                                                                                 --------          --------

          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                            Predecessor
                                                                          Discounted             Predecessor       Discounted
          Lease #    Lessee Name                                          Present Value          Lease #           Present Value
          --------------------------------------------------------        --------------         ------------      ----------------
                     None

                                                                          --------------                           ----------------
                                                           Totals:                $0.00                                      $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
             SUBSTITUTED                                                                                                     $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
          (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR
          A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES               NO     X
                                                                                                 --------          --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
          This Month                                         7,502,617.43         This Month                          265,617,637.73
          1 Month Prior                                      7,462,263.30         1 Month Prior                       271,769,341.80
          2 Months Prior                                     1,420,444.98         2 Months Prior                      277,212,647.95

          Total                                             16,385,325.71         Total                               814,599,627.48

          a) 3 MONTH AVERAGE                                 5,461,775.24         b) 3 MONTH AVERAGE                  271,533,209.16

          c) a/b                                                    2.01%

2.        Does a Delinquency Condition Exist (1c > 6% )?
                                                                                        Yes                  No            X
                                                                                            -----------------         ------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                         Yes                  No            X
                                                                                            -----------------         ------------
          B. An Indenture Event of Default has occurred and is then continuing?         Yes                  No            X
                                                                                            -----------------         ------------

4.        Has a Servicer Event of Default occurred?                                     Yes                  No            X
                                                                                            -----------------         ------------

5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                              Yes                  No            X
                                                                                            -----------------         ------------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                      Yes                  No            X
                                                                                            -----------------         ------------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?       Yes                  No            X
                                                                                            -----------------         ------------

6.        Aggregate Discounted Contract Balance at Closing Date                     Balance  $   325,093,057.74
                                                                                            ---------------------

          DELINQUENT LEASE SUMMARY

                 Days Past Due         Current Pool Balance           # Leases
                 -------------         --------------------           --------
                       31 - 60                 1,678,485.45                 29
                       61 - 90                 3,223,009.16                 19
                      91 - 180                 7,502,617.43                 37

          Approved By:
          Matthew E. Goldenberg
          Vice President
          Structured Finance and Securitization